EXHIBIT 10.52

                             ANNIE'S HOMEGROWN, INC.

                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


         The purpose of the 1999 Annie's Homegrown, Inc. Non-Employee Directors' Stock Option Plan (the "Plan") are to foster and promote the long-term financial success of Annie's Homegrown, Inc., and its subsidiaries and affiliates, if any (hereinafter collectively referred to as the "Company") by (a) attracting and retaining directors who are not employees ("Non-Employee Directors") of outstanding ability by providing for the grant of nonqualified stock options;
(b) providing Non-Employee Directors with compensation opportunities which are competitive with other corporations; and (c) enabling the Non-Employee Directors to have a stake in such financial success of the Company by facilitating their ownership of the Common Stock of the Company. The Company believes that this Plan will cause the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders.

         1.    ADMINISTRATION

         Administration of this Plan is intended to be self-executing in accordance with the express terms and conditions of the Plan. However, to the extent that determinations are required with respect to ministerial matters under the Plan, such determinations shall be made by the Executive Committee (the "Committee") consisting of not less than two persons appointed by the Board of Directors of the Company (the "Board"), or in the absence of such Committee, determinations shall be made by the full Board acting as the Committee. In no event shall such determinations affect the eligibility of awards made or to be made under the Plan as "formula awards" within the meaning of Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any applicable regulations. Any provision in this Plan with respect to the Committee contrary to Rule 16b-3 shall be deemed null and void to the extent permitted by law and deemed appropriate by the Committee. Subject to the foregoing, the Committee's interpretations of the Plan, including factual determinations and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding.

         2.    GRANTS

         Incentives under the Plan shall consist of nonqualified stock options ("Stock Options"). All Stock Options shall be subject to the terms and conditions set forth herein and to those other ministerial terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the Non-Employee Director (each, a "Stock Option Grant"). The Committee shall approve the form and provisions of each Stock Option Grant to each Non-Employee Director; PROVIDED, HOWEVER, that Stock Options shall be granted to Non-Employee Directors only in accordance with the provisions of Section 5 of this Plan.

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         3.    SHARES SUBJECT TO THE PLAN

         (a) Subject to the adjustment specified below, the aggregate number and kind of shares of the Company's capital stock with respect to which options may be granted that have been or may be issued or transferred under the Plan shall be One Hundred Thousand (100,000) shares of the Company's Common Stock, par value $.001 ("Common Stock"). The shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares repurchased by the Company. If and to the extent Stock Options granted under the Plan terminate or expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Stock Options shall again be available for purposes of the Plan.

         (b) If there is any change in the number or kind of shares of Common Stock issuable under the Plan as a result of (i) the declaration of stock dividends, or through a recapitalization, stock split, combination or exchange of such shares, (ii) a merger, reorganization or consolidation of the Company,
(iii) a reclassification or change in par value, or by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then (1) the maximum number of shares of Common Stock available for Stock Options, (2) the number of shares of Common Stock for which Stock Options are to be subsequently made to Non-Employee Directors under Section 5 of this Plan, (3) the number of such shares covered by outstanding Stock Options, and (4) the price per share or the applicable market value of such Stock Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Common Stock to preclude the enlargement or dilution of rights and benefits under such Stock Options; PROVIDED, HOWEVER, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Committee shall be final, binding and conclusive.

         4.    ELIGIBILITY FOR PARTICIPATION

         Only Non-Employee Directors shall be eligible to participate in the Plan.

         5.    GRANTS TO NON-EMPLOYEE DIRECTORS

         (a) NUMBER OF SHARES. In lieu of other compensation for service as a member of the Board and subject to the approval of the Plan by the Company's shareholders, each director who is a Non-Employee Director shall receive an annual Stock Option Grant on the anniversary of his or her election (the "Date of Grant"), to purchase 7,500 shares of Common Stock for service on the Board for the ensuing year and 2,500 shares for each Committee on which the Non-Employee Director serves, both with an exercise price equal to the fair market value of Common Stock on the Date of Grant. The Stock Options shall vest as provided in Section 5(c). The first such grants shall be made on the date of the 1999 Annual Meeting of Stockholders or Special Meeting in Lieu of the 1999 Annual Meeting, or as soon thereafter as practicable. If the Non-Employee Director is appointed to fill a vacancy, the initial Stock Option Grant shall be made on the date of his or her appointment and subsequent grants shall be made on the date of his or her election and each anniversary of such election, provided, however, that the Committee may, but shall not be required to, prorate the initial Stock Option Grant.

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         (b) OPTION PRICE AND OPTION EXERCISE PERIOD. The purchase price
("Option Price") of Common Stock subject to each Stock Option Grant shall be equal to the fair market value of a share of Common Stock on the Date of Grant; PROVIDED, HOWEVER, that a Stock Option Grant shall not be made to any individual who, at the time the grant is made, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or parent of the Company, unless the Option Price per share is not less than 110% of the fair market value of Common Stock on the Date of Grant. If at the time a Stock Option is granted, the Company's Common Stock is listed upon an established stock exchange or other market source, as determined by the Committee, "fair market value" on any date of reference shall be the closing price of a share of Common Stock (on a consolidated basis) on the principal exchange or other recognized market source, as determined by the Committee on such date, or if there is no sale on such date, then the closing price of a share of Common Stock on the last previous day on which a sale is reported. If the Common Stock is not listed on an established stock exchange or traded in the over-the-counter-market at the time a Stock Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee.

         Each grant pursuant to this Section shall have an exercise period of five (5) years from the Date of Grant (the "Option Exercise Period").

         (c) VESTING OF OPTIONS. All Stock Options shall be unvested on grant and shall vest 100% on the last day of the term of service to which the Stock Option Grant relates if and only if the Non-Employee Director is then serving on the Board.

         (d) MANNER OF EXERCISE. A Non-Employee Director may exercise Stock Options by delivering a notice of exercise to the Secretary of the Company with accompanying payment of the Option Price. Such notice may instruct the Company to deliver shares of Common Stock due upon the exercise of the Stock Options to any registered broker or dealer designated by the grantee ("Designated Broker") in lieu of delivery to the grantee. Such instruction must designate the account into which the shares are to be deposited.

         (e) SATISFACTION OF OPTION PRICE. A Non-Employee Director shall pay the Option Price in (i) cash, (ii) previously acquired Common Stock the fair market value of which is equal to the Option Price (iii) or through any combination of
(i) or (ii). Shares of Common Stock shall not be issued or transferred upon exercise of a Stock Option until the Option Price is fully paid.

         (f) TERMINATION OF RELATIONSHIP WITH THE COMPANY. In the event a Non-Employee Director ceases to serve as a Non-Employee Director for any reason, any vested Stock Option made pursuant to this Section 5 shall terminate as of the date of expiration of the Option Exercise Period, unless exercised by the Non-Employee Director or the Successor Grantee (as defined in Section 6) prior to that time. Unvested Stock Options shall terminate immediately.

         (g) RULE 16B-3 RESTRICTIONS. Unless a Non-Employee Director could otherwise transfer Common Stock issued pursuant to a Stock Option made hereunder without incurring
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liability under Section 16(b) of the Exchange Act, at least six months must elapse from the Date of Grant to the date of disposition of the Common Stock issued upon exercise of such Stock Option. Notwithstanding any other provision of the Plan, this Section may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes of the provisions of, or the regulations relating to, the Internal Revenue Code of 1986, as amended (the "Code").

         6.    TRANSFERABILITY OF OPTIONS

         Only a Non-Employee Director or the Director's authorized legal representative may exercise rights under a Stock Option. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in their sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the regulations thereunder. When a Non-Employee Director dies, the personal representative or other person entitled to succeed to the rights of the Non-Employee Director (a "Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Stock Option under the Non-Employee Director's will or under the applicable laws of descent and distribution.

         7.    AMENDMENT AND TERMINATION OF THE PLAN

         (a) AMENDMENT. The Board, by written resolution, may amend or terminate the Plan at any time; PROVIDED, HOWEVER, that the Board shall not amend the Plan without the approval of the shareholders of the Company, if such amendment would cause the Plan or any Stock Option, or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act.

         (b) TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

         (c) TERMINATION AND AMENDMENT OF OUTSTANDING GRANTS. A termination or amendment of the Plan that occurs after a Stock Option Grant is made shall not result in the termination or amendment of the Stock Option unless the grantee consents or unless the Committee acts under Section 14(a) of the Plan. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Stock Option. Whether or not the Plan has terminated, an outstanding Stock Option may be terminated or amended under
Section 14(a) or may be amended by agreement of the Company and the grantee consistent with the Plan.

         8.    FUNDING OF THE PLAN

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Stock

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Options under this Plan. In no event shall interest be paid or accrued on any
Stock Options including unpaid installments of Stock Options.

         9.    RIGHTS OF NON-EMPLOYEE DIRECTORS

         Nothing in this Plan shall entitle any individual or other person to any claim or right to a Stock Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company.

         10.   REQUIREMENTS FOR ISSUANCE OF SHARES

         No Common Stock shall be issued or transferred upon exercise of any Stock Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option made to any Non-Employee Director hereunder on such Director's undertaking in writing to comply with such restrictions on subsequent disposition of such shares of Common Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

         11.   ADJUSTMENTS OF OPTIONS IN THE EVENT OF MERGERS OR CONSOLIDATIONS

         In the event of any general offer to holders of Common Stock relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, including in the Committee's discretion revision of outstanding options, so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive.

         12.   HEADINGS

         Section headings are for reference only. In the event of a conflict between title and the content of a Section, the content of the Section shall control.

         13.   EFFECTIVE DATE

         Subject to the approval of the Company's shareholders, this Plan shall be effective as of July 7, 1999 (the "Effective Date").

         14.   MISCELLANEOUS

         (a) COMPLIANCE WITH LAW. The Plan, the exercise of Stock Options and the obligations of the Company to issue or transfer shares of Common Stock underlying Stock Options shall be subject to all applicable laws and to approvals by governmental or regulatory agencies as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Stock Option Grant if it is contrary to law or modify a Stock Option to bring it
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into compliance with any valid and mandatory government regulation. The
Committee may, in its sole discretion, agree to limit its authority under this Section.

         (b) OWNERSHIP OF STOCK. A grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Common Stock covered by a Stock Option until the shares are issued or transferred to the grantee or Successor Grantee on the stock transfer records of the Company.

         (c) INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of her duties; provided that within 60 days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.